WRAP TECHNOLOGIES

Global Leader in Innovative Public Safety Technologies and Services

August 2022

WRAP

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

WRAP

CORPORATE OVERVIEW


BOLA
WRAP
150

Unique, Patented Solution
No known direct competitors

Experienced Management

Rapid Growth
Domestic & international sales, training, manufacturing capacity

Product Development
Continuous improvement in product design

Broadening Reach
3,660+ officers at 1130 agencies trained & certified

$75 million
Market Cap.
(as of 07/31/2022)

$29 million
Cash & short-term investments
(as of 12/31/2021)

20,500+
Shareholders
(as of as of 07/31/2022)

BolaWrap 150®

"AN INNOVATION THAT IS CHANGING THE WORLD OF POLICING."

Chief Luther Reynolds | Charleston Police Department


BOLA
WRAP
150



Step 1: Aim

Like "Remote Handcuffs", BolaWrap is a hand-held remote restraint device that deploys a 7.5-foot Kevlar® cord that can wrap around an individual - even moving subjects – BolaWrap 150 wraps a subject's legs or arms at an effective range of 10-25 feet. It has a multi-dot green laser array for precision aim and accuracy.



Step 2: Deploy

Created for law enforcement and the military, BolaWrap 150 is the only remote restraint tool that ensures a safe space between the subject and officer, does not rely on pain compliance and is specifically designed to be deployed early in an encounter to decrease the potential for injury to the subject, bystanders or the officer.



Step 3: Restrain

Inflicting pain often escalates encounters, the BolaWrap 150 provides humane remote restraint. The device restrains without injury in situations where reasoning and verbal commands have failed, or are likely to fail. It can allow time for the officer to provide needed support for persons in crisis.

STRATEGIC ROADMAP

- Comprehensive Roadmap focused on sustainably growing revenues, driving stronger margins, and supporting long run profitability.
- 5 – 10 year commitment to the BolaWrap 150
- Enhanced sales functions to include Inside Sales
- Implemented our Customer Success model
- Additional distributor and partner relationships
- Improved pricing on all products
- Launched Wrap Reality as a SaaS model
- Significant operating expense reductions

USE OF FORCE CONTINUUM – FORCE OPTIONS



LEAST FORCE
LIKELIHOOD OF USE
MOST FORCE
PREVENTING INJURY - WE COVER FROM VOICE TO USE OF FORCE
PAIN COMPLIANCE
WRAP REALITY VR TRAINING
VR training platform to handle real-world calls. Train virtually with essential gear, such as a service weapon, TASER, pepper spray, BolaWrap and much more. Run through scenarios centered around marksmanship, de escalation and judgment.
HANDCUFFS
BOLA WRAP REMOTE RESTRAINT
VERBAL COMMANDS
POLICE OFFICER PRESENCE
PEPPER SPRAY / OC SPRAY
IMPACT WEAPONS Batons, Etc.
LAUNCHERS 40 MM Rubber Bullets, Bean Bag Shotguns, Etc.
CEWS / TASER
FIREARMS

LAUNCHERS: Byrne Technologies (BYRN), Pepper Ball (Private) CEWS / TASER: Axon Enterprises (AXON) FIREARMS: Glock (Private), Smith & Wesson (SWBI), Beretta (Private), Heckler & Koch (MLHK: Paris Stock Exchange), Sig Sauer (Private)

POLICE ARE FACING A MAJOR ISSUE

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart | Santa Cruz County Sheriff


POLICE

1 in 10

Police encounters involve mentally ill[1]

1 in 4

Fatal police encounters involve mentally ill[2]

"We've had three deployments, and each one has resolved a situation that could have become a lot worse. That's worth a lot more than the cost of the device"

Chief Todd Shafer | Defiance Police Department - Ohio

Litigations & Settlements

Police Departments, Insurance Providers, & Taxpayers are all Paying the Price

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[8]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1.02 Billion

Paid out by ten cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, a 48% increase from $168.3 million in 2010.[6]



DEVICE
Customizable colors and accessories for personalized departments




BOLA
WRAP

CASSETTE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

BOLAWRAP® 150

- Compliance Without Pain
- De-escalate Encounters
- Helps Keep Officers & Subjects Safe
- Reduces Litigation
- Contributes to Restoring Trust Between
- Community & Law Enforcement

14
U.S. patents granted

6
Foreign patents granted

Multiple
U.S and foreign patents allowed and pending

3
Trademarks filed in U.S. and targeted foreign countries

55
Countries covered by foreign patents filed

MARKET SIZE & OPPORTUNITY

CURRENT OPPORTUNITIES

900,000
Police officers in the US

12,435,974
Police Officers globally

75,000,000
Military personnel globally

FUTURE OPPORTUNITIES

20,000,000+
Private security workers worldwide

TOTAL ADDRESSABLE MARKET

105,000,000+

NON-LETHAL DEVICE MARKET


$16.1B
2027
$9.0B
2021

WRAP


United States

BolaWrap® Current Partners

800+

Police agencies in the US and 54 countries currently have BolaWrap devices.

Glenwood Springs, Colorado



Houston, Texas



Tempe, Arizona



Virginia, Minnesota



Pembroke Pines, Florida



Wyoming, Minnesota



Hillsborough County, Florida



Northern York, Pennsylvania



Click on images to watch body cams

BolaWrap On Body Cam

BolaWrap has been used many times by agencies across the the United States to safely apprehend noncompliant suspects and subjects in crisis.

DISTRIBUTION NETWORK

International
International Distributor Network

47
International Distributors

53
Countries currently with BolaWrap products

54
Countries covered by distributors

United States
US Distributor Network

12
Distributors

49
States covered by Distributors

120+
Distributor personnel selling BolaWrap products to US law enforcement customers

800+
Police agencies currently testing or carrying BolaWrap in the field

4200+
All time certified officer instructors

United States - *decisions made by each department's Chief*

18,000+ police departments[34] 900,000+ officers[38]


HOUSTON
POLICE

Large Departments Federal Agencies →

- Internal Sales Team Trained by WRAP Training Academy
- More Decision Makers
  Longer Sales Cycle
  Larger Orders



Small Departments →

- Distributor Network Trained By WRAP Training Academy
- Less Decision Makers
  Shorter Sales Cycle
  Smaller Orders

International - *decisions made on national level by individual entities*

1 department (e.g. Indonesia National Police) 387,000+ officers[35]



Large Departments Federal Agencies →

- Distributor Network Trained By WRAP Training Academy
- Less Decision Makers
  Low Visibility
  Sales Cycle
  Significant Orders

Sales Cycle

Demonstration → Training (• Initial Purchase • Pay For Training) → Policy Writing → Field Testing (Trainers) → Full Agency Deployment → Demonstration

Trained officers are a precursor to sales activity

WRAP Reality™

Cutting-edge virtual reality training technology for law enforcement and security personnel

"I can tell you that it is a great tool, and every agency across this country should have this technology."

Chief Henry A. King Jr.

Chief of Police – Edenton Police Department (NC)









FULL IMMERSION

Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT

Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS

Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES

More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS

Danger comes from all directions (e.g., above, and below)

INNOVATION

WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT

Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE

Basic operation can be learned in under an hour

EASE OF INSTALLATION

On-site installation and train-the-trainer sessions

ENVIRONMENTAL SOCIAL GOVERNANCE

ESG Approach:

1. WRAP will focus on the social aspect of ESG the most because the company is in a unique position in that category.

2. As an overall checklist, WRAP will fine tune operations to be in-line with SDG guidelines (Social Development Guidelines clearly set and stated by the UN).

3. WRAP has applied to become a United Nations Signatory.

Top ESG Initiatives achieved year-to-date:

- ✓ Internally investigated WRAP's supply chain to make sure the company isn't enabling companies that are acting outside of ESG guidelines
- ✓ Reviewed the firm's hiring practices to assure diversification, fairness and equal opportunities
- ✓ Identified how the company could do more socially
- ✓ Hired an ESG consultant to give a fairness opinion and offer areas we could improve on
- ✓ ESG letter published on August 9th, 2021

CORPORATE INFORMATION


BOLA
WRAP
150

40.98 million
Shares Outstanding
(06/30/2022)

27.2 million
Non-Affiliate Public Float
(06/30/2022)

13.9 million
Insider Ownership
(06/30/2022)

$29 million
Cash & Short-term investments
(06/30/2022)

$32.9 million
Stockholders' Equity
(06/30/2022)

$30.1 million
Working Capital
(06/30/2022)

5.3 million
Options, Warrants & RSUs
(06/30/2022)

20,500+
Shareholders
(06/30/2022)

ENDNOTES


BOLA
WRAP
150

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/

[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/

[4] https://scholarworks.waldenu.edu/dissertations/3420/

[5] https://en.wikipedia.org/wiki/Black_Lives_Matter

[6] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[7] City Lawsuit Costs Report; Governing.com

[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[9] 360: Research Jan 2022 Market Report

[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel

[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

[13] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States

[14] https://en.wikipedia.org/wiki/Indonesian_National_Police

[15] https://wraptechnologies.com/wp-content/uploads/2020/07/Summary.UK-Report-final-21-5-20.pdf

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Wrap Investor Relations
(800) 583-BOLA
IR@WRAP.COM